UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2006

STATE STREET CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	001-07511	04-2456637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lincoln Street, Boston, Massachusetts		02111
(Address of principal executive offices)		(Zip Code)

617-786-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 19, 2006, State Street Corporation (the “Company”) entered into a further amendment to the Amended and Restated Rights Agreement, dated as of September 15, 1988, as amended as of September 20, 1990, as amended and restated as of June 18, 1998 and as amended as of April 5, 2004 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (as successor to BankBoston, N.A.), as Rights Agent.  Pursuant to this amendment, the “Final Expiration Date” (as defined in the Rights Agreement) was advanced from September 15, 2008 to October 20, 2006.  As a result of this amendment, effective as of the close of business on October 20, 2006, the Rights (as defined in the Rights Agreement) will expire and will no longer be outstanding and the Rights Agreement will terminate by its terms.  The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02.  A description of the material terms and conditions of the Rights Agreement is contained in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on July 7, 1998 and is incorporated by reference into this Item 1.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Rights Agreement described in Item 1.01, on October 19, 2006, the Company’s Board of Directors approved the filing of Articles of Amendment to the Company’s Articles of Organization eliminating from the Company’s Articles of Organization all references to the Series A Junior Participating Preferred Stock, which had previously been designated in connection with the Rights Agreement.  On October 20, 2006, the Company filed such Articles of Amendment with the Secretary of State of the Commonwealth of Massachusetts.  A copy of the Articles of Amendment, which become effective at 5:30 p.m. on October 20, 2006, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 19, 2006, the Company’s Board of Directors amended and restated the Company’s by-laws.  The amendments are designed primarily to conform the by-laws to the provisions of the Massachusetts Business Corporation Act (the “MBCA”), which became effective on July 1, 2004 and replaced the Massachusetts Business Corporation Law.

Most of the amendments were made to conform the language of the by-laws to that used by the MBCA.  The description herein of the amendments made to the by-laws is qualified in its entirety by reference to the by-laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.  The changes made include the following:

•                  conform timing provisions for annual meetings of shareholders to requirements of MBCA;

•                  conform notice provisions for meetings of shareholders to requirements of MBCA;

•                  conform provisions relating to form of proxies to requirements of MBCA;

•                  modify advance notice provisions for meetings of shareholders to conform to MBCA, to set forth certain additional information requirements for submitted proposals and to clarify logistics;

•                  permit directors to take action without a meeting by means of electronic transmission;

•                  change references to “clerk” to references to “secretary” in conformity with MBCA;

•                  broaden manner of notice provisions; and

•                  conform requirements for maintenance of corporate records to MBCA.

Item 8.01.   Other Events.

In connection with the termination of the Rights Agreement described in Item 1.01, on October 19, 2006, the Company’s Board of Directors adopted as part of the Company’s Corporate Governance Guidelines the Policy Regarding Shareholder Rights Plans that is set forth below.  The Company’s Board of Directors reserves the right to interpret and amend the policy.

“Policy Regarding Shareholder Rights Plans

The Board will only adopt a shareholder rights plan if either:

•     Shareholders have approved the adoption of the plan; or

•     The Board, including at least a majority of the independent directors, in the exercise of its fiduciary responsibilities, determines that it is in the best interests of State Street’s shareholders under the circumstances to adopt a plan without the delay in adoption that would result from seeking shareholder approval; provided that, in such case, the Board will put the plan to a shareholder ratification vote within 12 months of its adoption or the plan will expire.  If the plan is put to a shareholder vote by the Board and ratification of the plan is not approved by a majority of the votes cast on the issue, the plan will be terminated immediately after the vote has been certified by the inspector of elections.”

On October 19, 2006, the Company issued a press release announcing the termination of the Rights Agreement and the adoption of the rights plan policy, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.1

Articles of Amendment to Articles of Organization relating to the elimination of the Series A Junior Participating Preferred Stock of the Company dated October 19, 2006, as filed with the Secretary of State of the Commonwealth of Massachusetts on October 20, 2006

3.2	Amended and Restated By-Laws dated October 19, 2006

4.1

Amendment dated as of October 19, 2006 to the Amended and Restated Rights Agreement, dated as of September 15, 1988, as amended as of September 20, 1990, as amended and restated as of June 18, 1998 and as amended as of April 5, 2004 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (as successor to BankBoston, N.A.), as Rights Agent

99.1	Press release, dated October 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

By:	/s/ Pamela D. Gormley
Name:	Pamela D. Gormley
Title:	Executive Vice President and
Corporate Controller

Date:  October 20, 2006

Exhibit Index

3.1

Articles of Amendment to Articles of Organization relating to the elimination of the Series A Junior Participating Preferred Stock of the Company dated October 19, 2006, as filed with the Secretary of State of the Commonwealth of Massachusetts on October 20, 2006

3.2	Amended and Restated By-Laws dated October 19, 2006

4.1

Amendment dated as of October 19, 2006 to the Amended and Restated Rights Agreement, dated as of September 15, 1988, as amended as of September 20, 1990, as amended and restated as of June 18, 1998 and as amended as of April 5, 2004 (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A. (as successor to BankBoston, N.A.), as Rights Agent

99.1	Press release, dated October 19, 2006